EXHIBIT 10.8
FORM OF WARRANT
NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
EASYLINK SERVICES INTERNATIONAL CORPORATION

WARRANT

Warrant No. _____	Dated: May _____, 2009
EASYLINK SERVICES INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”), hereby certifies that, for value received,                      or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of                      shares of class A common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.01 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date hereof and through and including the date that is five years from the date hereof (the “Expiration Date”), and subject to the following terms and conditions.
1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in that certain Securities Exchange Agreement dated May  ____, 2009, by and between the Company, the Holder and the other Purchasers identified therein (the “Securities Exchange Agreement”).
2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Warrant and the Securities Exchange Agreement. Subject to compliance with applicable securities laws, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
4. Exercise and Duration of Warrants.
(a) Subject to the limitations set forth in Section 11 hereof, this Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.
(b) A Holder may exercise this Warrant by delivering to the Company (i) the original Warrant, (ii) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (iii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised in any form of consideration permitted under Section 10 hereof, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.
5. Delivery of Warrant Shares.
(a) Subject to Section 5(c) below and the limitations set forth in Section 11, upon exercise of this Warrant, the Company shall promptly (but in no event later than five Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) Subject to Section 5(c) below and the limitations set forth in Section 11 hereof, this Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.
(c) In addition to any other rights available to a Holder, if the Company fails to deliver or cause to be delivered to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within five Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.
(d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares (other than such limitations contemplated by this Warrant). Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
(e) Each certificate for Warrant Shares shall bear a restrictive legend to the extent and as provided in the Securities Exchange Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend, unless, in the opinion of counsel for the Holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.
8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.
9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately by multiplying the number of Warrant Shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. Notwithstanding the foregoing, no adjustment will be made under this paragraph (a) in respect of any payment of accruing dividends of Common Stock that are required under the terms of the Company’s Series C Preferred Stock in effect as of the date hereof.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then in each such case the Company will hold the Distributed Property in escrow and deliver to the Holder, the Distributed Property that the Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date upon exercise of this Warrant.
(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above), or (v) there is a Change of Control (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive), upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:
(x) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Warrant and the Securities Exchange Agreement, and

(y) if registration or qualification is required under the Securities Exchange Act of 1934 (the “Exchange Act”) or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.
If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
(d) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(e) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.
(f) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. Payment of the Exercise Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check or by wire transfer of immediately available funds in the amount of such Exercise Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate fair market value equal to such Exercise Price, (iii) by surrendering to the Company (x) shares of Common Stock previously acquired by the Holder with an aggregate fair market value equal to such Exercise Price and/or (y) shares of Series E Preferred Stock with an aggregate Liquidation Preference (as such term is defined in the Series E Certificate of Designation) equal to such Exercise Price, or (iv) any combination of the foregoing. In the event of any withholding of Warrant Shares or surrender of Common Stock and/or Series E Preferred Stock pursuant to clause (ii), (iii) or (iv) above where the number of shares whose fair market value is equal to the Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined by reference to the fair market value of a share of Common Stock or Liquidation Preference of a share of Series E Preferred Stock, as applicable.
11. Limitation on Exercise. The number of shares of Common Stock that may be acquired by a Holder upon any exercise of Warrants (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion).
12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share or right to purchase the nearest whole share, as the case may be.
13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by a nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Securities Exchange Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.
15. Miscellaneous.
(a) Subject to the restrictions on transfer set forth on the first page hereof and in Section 3, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction or with the prior written consent of the Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The restrictions set forth in Section 11 hereof may not be amended or waived.
(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c) Governing Law; Venue; Waiver Of Jury Trial. all questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of new york (except for matters governed by corporate law in the state of Delaware). each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of new york, borough of manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. the company hereby waives all rights to a trial by jury.
(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

EASYLINK SERVICES INTERNATIONAL CORPORATION
By:
Name:
Title:

FORM OF EXERCISE NOTICE
(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)
To: EASYLINK SERVICES INTERNATIONAL CORPORATION
The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by EASYLINK SERVICES INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.
1.	The Warrant is currently exercisable to purchase a total of Warrant Shares.
2.	The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.
3.	The Holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.
4.	The Holder intends that payment of the Exercise Price shall be made by (check one or more):
 _____  cash exercise under Section 10(i)
 _____  withholding of Warrant Shares under Section 10(ii)
 _____  shares of Common Stock previously acquired by Holder under Section 10(iii)
 _____  shares of Series E Preferred held by Holder under Section 10(iii)
5.	Pursuant to this exercise, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant.
6.	Following this exercise, the Warrant shall be exercisable to purchase a total of Warrant Shares.

7.
If there is not an effective Registration Statement covering the sale of the Warrant Shares, and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, then the Holder represents and warrants to the Company as follows:

(a) Investment Intent. Such Holder is acquiring the Warrant Shares as principal for its own account for investment purposes and not with a view to distributing or reselling such Warrant Shares or any part thereof in violation of applicable securities laws, without prejudice, however, to such Holder’s right at all times to sell or otherwise dispose of all or any part of such Warrant Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Holder to hold the Warrant Shares for any period of time. Such Holder understands that the Warrant Shares may not be sold, assigned or transferred unless (i) a registration statement under the Securities Act is in effect with respect thereto or (ii) an exemption from registration is found to be available to the reasonable satisfaction of the Company.

(b) Purchaser Status. At the present time and at the time such Holder was originally offered the Warrant Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
(c) Experience of such Holder. Such Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.
(d) General Solicitation. Such Holder is not purchasing the Warrant Shares as a result of any advertisement, article, notice or other communication regarding the Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
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IN WITNESS WHEREOF, the undersigned has caused this Exercise Notice to be duly executed as of the date indicated below.

Dated: , ____	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT
[To be completed and signed only upon transfer of Warrant]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase                      shares of Common Stock of EASYLINK SERVICES INTERNATIONAL CORPORATION to which the within Warrant relates and appoints                      attorney to transfer said right on the books of EASYLINK SERVICES INTERNATIONAL CORPORATION with full power of substitution in the premises.
Dated:                     , _____

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: